                                                                    EXHIBIT 10.7

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 29, 1998 (this "Amendment"), is among AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), the guarantors set forth on the signature pages hereof (collectively, the "Guarantors"), the Lenders set forth on the signature pages hereof (collectively, the "Lenders") and NBD BANK, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

          A. The Company, the Guarantors, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 10, 1998 (as now and hereafter amended, the "Credit Agreement").

          B. The Company and the Guarantors desire to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

          ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in
Article III hereof, the Credit Agreement shall be amended as follows:

          1.1  Section 5.2(e) is restated as follows:

               (e) Net Worth. Permit or suffer the consolidated Net Worth of the Company and its Subsidiaries to be less than the sum of: (a)(i) negative $19,500,000 from and including September 28, 1998 through and including December 27, 1998; and (ii) negative $18,500,000 thereafter, plus
     (b) 50% of Net Income, adjusted as of the last day of the fiscal quarter of the Company ending December 31, 1998 as calculated for the fiscal quarter then ending and as of each fiscal year of the Company thereafter as calculated for the fiscal year ending; provided, that if such Net Income is negative in any fiscal quarter or any fiscal year, as the case may be, the amount added for such period shall be zero and shall not reduce the amount added for any other period.

          ARTICLE II. REPRESENTATIONS. The Company and each Guarantor represent and warrant to the Agent and the Lenders that:

          2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

          2.2 This Amendment is the legal, valid and binding obligation of the Company and each Guarantor enforceable against each in accordance with the terms hereof. 2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.4 After giving effect to the amendments contained herein, no Event of Default or Default exists or has occurred and is continuing on the date hereof. Without limiting the foregoing, no event of default or event or condition which may become an event of default under the Senior Note Documents has occurred or will be caused by this Amendment or any of the transactions contemplated hereby.

          ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following conditions is satisfied:

          3.1 The Company, the Guarantors and the Required Lenders shall have signed this Amendment.

          3.2 The Company and the Guarantors shall have delivered such resolutions, officer's certificates and legal opinions as the Agent may reasonably request.

          3.3 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

          ARTICLE IV. MISCELLANEOUS.

          4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

          4.2 The Company agrees to pay and to save the Agent harmless for the payment of all reasonable documented costs and expenses arising in connection with this Amendment, including the reasonable documented fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 The Company and each Guarantor acknowledge and agree that, to the best of their knowledge, the Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Credit Agreement. The Company and each Guarantor represent and warrant that they are not aware of any claims or causes of action against the Agent or any Lender.

          4.4 Except as expressly amended hereby, the Company and each Guarantor agree that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or any Lender are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

          4.5 The Company and the Guarantors agree to deliver to the Agent board resolutions approving this amendment and all transactions contemplated hereby on or before November 30, 1998, and any failure to deliver such board resolutions shall be an Event of Default under the Credit Agreement.

          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                             AETNA INDUSTRIES, INC.


                             By: /s/ Harold A. Brown
                                 ------------------------------
                                 Harold A. Brown

                                 Its: Secretary, Vice President/Finance and
                                      Chief Financial Officer


                             Guarantor
                             AETNA HOLDINGS, INC.


                             By: /s/ Harold A. Brown
                                 ------------------------------
                                 Harold A. Brown
                                 Its: Secretary, Vice President/Finance and
                                      Chief Financial Officer


                             Guarantor
                             AETNA EXPORT SALES CORP.


                             By: /s/ Harold A. Brown
                                 ------------------------------
                                 Harold A. Brown
                                 Its:   Treasurer and Secretary


                             Guarantor
                             MS ACQUISITION CORP.


                             By: /s/ Harold A. Brown
                                 ------------------------------
                                 Harold A. Brown
                                 Its: Secretary and Vice President North America


                             Guarantor
                             AETNA MANUFACTURING CANADA LTD.


                             By: /s/ Harold A. Brown
                                 ------------------------------
                                 Harold A. Brown
                                 Its:  Treasurer and Secretary

                             NBD BANK, as a Lender and as Agent


                             By: /s/ Thomas A. Gamm
                                 ------------------------------
                                 Thomas A. Gamm
                                 Its: Vice President


                             PNC BUSINESS CREDIT, INC.


                             By: /s/ Troy H. Bell
                                 ------------------------------

                             Its:  Assistant Vice President


                             NATIONAL BANK OF CANADA


                             By: /s/ Angie White
                                 ------------------------------

                             Its: Vice President

                             And

                             By: /s/ Diane K. Bedad
                                 ------------------------------

                             Its: Vice President


                             MICHIGAN NATIONAL BANK


                             By: /s/ Reid M. Molnar
                                 ------------------------------

                               Its: Group Manager